Exhibit 32.1

CERTIFICATION

OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Edward Gillespie, Chief Executive Officer of Abundia Global Impact Group, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (i) that the Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) that information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: February 6, 2026	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer (Duly Authorized Officer and Principal Executive Officer)